UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 29, 2020

Alcentra Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	814-01064 (Commission File Number)	46-2961489 (IRS Employer Identification Number)

200 Park Avenue, 7th Floor

New York, NY 10166

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 922-8240

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	ABDC	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders (“Special Meeting”) of Alcentra Capital Corporation (“Company”) was held on January 29, 2020. The Company’s stockholders voted on the proposals described in the Company’s definitive merger proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on December 11, 2019 (the “Proxy Statement”).

The proposals below are described in the Proxy Statement. Of the 12,875,566 shares outstanding and entitled to vote at the Special Meeting, 8,413,599 shares were represented at the Special Meeting in person or by proxy. The final results for each of the matters submitted to a vote of stockholders at the Special Meeting are as follows:

(i)	Alcentra Capital Merger Proposal – The Company’s stockholders voted to approve the merger of Atlantis Acquisition Sub, Inc., or “Acquisition Sub,” a wholly owned subsidiary of Crescent Capital BDC, Inc., or “Crescent Capital BDC,” with and into the Company with the Company surviving as a wholly owned subsidiary of Crescent Capital BDC, pursuant to the Agreement and Plan of Merger, dated as of August 12, 2019, and as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 27, 2019, by and among the Company, Crescent Capital BDC, Acquisition Sub, and solely for the limited purposes set forth therein, Crescent Cap Advisors, LLC, Crescent Capital BDC’s investment adviser.

The voting results were 8,302,955 shares “FOR,” 57,452 shares “AGAINST” and 53,192 shares “ABSTAIN.” There were no broker non-votes.

As there were sufficient votes to approve the first proposal described in the Proxy Statement, a second proposal to adjourn the Special Meeting to permit solicitation of additional proxies was not needed.

Item 8.01	Other Events

On January 30, 2020, the Company issued a press release announcing the voting results from the Special Meeting and related information. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated as of January 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 30, 2020

ALCENTRA CAPITAL CORPORATION

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer and Chief Operating Officer